                                                                   EXHIBIT 10.2


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                             February 28, 2006


         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR"), dated February 28, 2006, among Bank of America, National Association, a national banking association having an office at 100 North Tryon Street, Charlotte, North Carolina 28255 (the "Assignor"), Asset Backed Funding Corporation, a Delaware corporation having an office at 214 North Tryon Street, Charlotte, North Carolina 28255 (the "Assignee"), First Franklin Financial Corporation, a Delaware corporation having an office at 2150 No. First Street, Suite 600, San Jose, California 95130 (the "Company") and National City Home Loan Services, Inc., a Delaware corporation having an office at 150 Allegheny Center, Locator 23-501, Pittsburgh, Pennsylvania 15212 (the "Servicer").

         For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser, under the Flow Sale and Servicing Agreement, dated as of November 1, 2005 (the "Flow Sale Agreement") and the related Memorandum of Sale (Pool A), dated as of November 29, 2005, Memorandum of Sale (Pool B), dated as of November 29, 2005, Memorandum of Sale (Pool C), dated as of December 29, 2005 and Memorandum of Sale (Pool D), dated as of January 31, 2006 (each such date, an "Original Closing Date") (collectively, the "Memoranda of Sale," and together with the Flow Sale Agreement, the "Transfer Agreement"), each among the Assignor, the Company and the Servicer, including but not limited to the representations and warranties made by the Company in Sections 3.01 and 3.02 and the remedy provisions set forth in Section 3.03 of the Flow Sale Agreement (other than the Assignor's rights to indemnification thereunder), but excluding the Assignor's rights under
Section 3.05 of the Flow Sale Agreement. Notwithstanding the foregoing, the Company and the Assignee acknowledge that in the event the Assignor repurchases any Mortgage Loan or otherwise performs any other obligation under the Mortgage Loan Purchase Agreement (as defined below) that is also the obligation of the Company under the Transfer Agreement, the Assignor shall be deemed to have retained its right to enforce such obligation against the Company to the extent it has performed such obligation. In addition, notwithstanding any provision in this AAR to the contrary, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Transfer Agreement other than the Mortgage Loans that are subject to the Mortgage Loan Purchase Agreement (the "Assigned Mortgage Loans").

         2. The Assignor has sold, assigned, set over, and otherwise conveyed its rights in, to and under the Assigned Mortgage Loans delivered under the Transfer Agreement to the Assignee pursuant to that certain Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated as of February 28, 2006, by and between the Assignee, as purchaser, and the Assignor, as seller.

         3. The Assignee has further assigned its rights in, to and under (i) this AAR and (ii) the Assigned Mortgage Loans delivered under the Transfer Agreement to Wells Fargo Bank, N.A., as trustee (the "Trustee"), pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 2006, among the Assignee, as depositor, the Servicer and the Trustee.

         4. The Assignor represents and warrants to, and covenants with, the Assignee that:

            a. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company or the Servicer with respect to the Transfer Agreement;

            b. The Assignor is the lawful owner of the Assigned Mortgage Loans with the full right to transfer the Assigned Mortgage Loans and all of its interests, rights and obligations under the Transfer Agreement free from any and all claims and encumbrances whatsoever. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Mortgage Loan or the related Mortgage or any interest or participation therein;

            c. The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Mortgage Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Mortgage Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

            d. The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in any Assigned Mortgage Loan since the related Original Closing Date; and

            e. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Transfer Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Transfer Agreement.

         5. The Assignee represents and warrants to, and covenants with, the Assignor, the Company and the Servicer pursuant to Section 13.08 of the Flow Sale Agreement that:

            a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of Section 3.03 of the Flow Sale Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser thereunder; and

            b. The Assignee's address for purposes of all notices and correspondence related to the Flow Sale Agreement is:

                           Asset Backed Funding Corporation
                           214 North Tryon Street, 21st Floor
                           Charlotte, North Carolina  28255
                           Attention:  ABFC FFMLT 2006-FFH1

         6. The Company and the Servicer represent and warrant to the Assignor and the Assignee and covenant, acknowledge and agree that, as of the date hereof:

            a. Attached hereto as Exhibit A is a true and accurate copy of the Flow Sale Agreement, which agreement is in full force and effect as of the date hereof and provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given to the Company or the Servicer thereunder;

            b. The Servicer has serviced the Mortgage Loans in accordance with the provisions of the Flow Sale Agreement; and

            c. The representations and warranties set forth in Section 3.01 of the Flow Sale Agreement are made by the Company as of the date hereof.

         7. It is the intention of the Assignor, the Company, the Servicer and the Assignee that Sections 3.02 and 3.03 of the Flow Sale Agreement shall be binding upon and inure to the benefit of the Company, the Servicer and the Assignee and their respective successors and assigns.

         8. Capitalized terms used but not defined herein shall have the respective meaning ascribed thereto in the Mortgage Loan Purchase Agreement.

                               [Signatures Follow]

         IN WITNESS WHEREOF, the parties have caused this AAR to be executed by their duly authorized officers as of the date first above written.

BANK OF AMERICA, NATIONAL                     ASSET BACKED FUNDING
ASSOCIATION                                   CORPORATION
Assignor                                      Assignee

By: /s/ Daniel B. Goodwin                     By: /s/ Bruce W. Good
    ------------------------------                -----------------------------
Name: Daniel B. Goodwin                       Name: Bruce W. Good

Its: Managing Director                        Its: Vice President


Acknowledged this 28th day of February, 2006


FIRST FRANKLIN FINANCIAL CORPORATION
Company

By: /s/ Steve Mageras
    -------------------------------
Name: Steve Mageras

Its: Executive Vice President


NATIONAL CITY HOME LOAN SERVICES, INC.
Servicer

By: /s/ Steven A. Baranet
    -------------------------------
Name: Steven A. Baranet

Its:  Vice President

                                    EXHIBIT A

                               Flow Sale Agreement

             [See Exhibit G to the Pooling and Servicing Agreement]